UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2022

IAC/INTERACTIVECORP

(Exact name of registrant as specified in charter)

Delaware	001-39356	84-3727412
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	IAC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
Item 7.01	Regulation FD Disclosure.

On January 12, 2022, the Registrant announced that it had posted a shareholder letter on the investor relations section of its website (https://ir.iac.com/quarterly-results), which letter contains preliminary monthly trends for its various financial reporting segments through December 31, 2021, as set forth immediately below.

	6/2021	7/2021	8/2021	9/2021	10/2021	11/2021	12/2021(1)
Angi Inc.
Angi Ads and Leads	-4%	-3%	2%	0%	-2%	-2%	0%
Angi Services (2)	96%	169%	164%	148%	124%	125%	101%
Total North America Revenue	7%	17%	22%	19%	15%	18%	17%
Europe Revenue	1%	0%	2%	4%	4%	1%	-4%
Total Revenue	7%	16%	21%	18%	15%	17%	16%

Angi Service Requests	-13%	-13%	-13%	-8%	-8%	-2%	-3%
Angi Monetized Transactions	3%	0%	2%	2%	0%	5%	4%
Angi Transacting Service Professionals	16%	12%	9%	7%	4%	1%	-1%
Angi Advertising Service Professionals	6%	4%	2%	1%	-1%	-2%	-4%

Dotdash (3)
Display Advertising Revenue	64%	34%	37%	33%	20%	15%	14%
Performance Marketing Revenue	51%	25%	18%	10%	12%	10%	-11%
Total Revenue	59%	31%	29%	25%	17%	13%	5%

Search
Ask Media Group Revenue	54%	51%	101%	110%	109%	56%	64%
Desktop Revenue	-17%	-19%	-11%	-20%	-15%	-15%	-21%
Total Revenue	32%	30%	67%	74%	79%	40%	47%

Emerging & Other (4)
Total Revenue	40%	31%	33%	33%	33%	21%	69%

(1)	As of the date of this report, the Registrant has not yet completed its financial close process for the quarter ended December 31, 2021 and its monthly results continue to be volatile as the global COVID-19 pandemic continues to change consumer and business behavior in unpredictable ways. As a result, the information set forth above is preliminary and based upon information available to the Registrant as of the date of this report. During the course of the Registrant’s financial close process for the quarter ended December 31, 2021, it may identify items that would require adjustments to the information set forth above, which could be material.

(2)	Includes revenue from Total Home Roofing, Inc. (“Angi Roofing”), which was acquired on July 1, 2021.

(3)	Does not reflect the Meredith acquisition, which closed on December 1, 2021.

(4)	December 2021 includes revenue from an IAC Films project recognized during the month.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/InterActiveCorp

By:	/s/ Kendall Handler
Name:	Kendall Handler
Title:	Senior Vice President, General Counsel & Secretary

Date: January 12, 2022

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